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                                                                    EXHIBIT 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U. S. C. Section 1350, I, Barry D. Elkins, hereby certify that the Quarterly Report of Direct General Corporation on Form 10-Q for the quarter ended March 31, 2005(the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Direct General Corporation.

      May 10, 2005      By: /s/ Barry D. Elkins
               Date         ----------------------------------------------------
                                             (Signature)
                        Name: Barry D. Elkins
                        Title: Senior Vice President and Chief Financial Officer